UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21365
Seligman LaSalle Real Estate Fund Series, Inc.
(Exact name of Registrant as specified in charter)
100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)
Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 850-1864
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman LaSalle
Real Estate Fund Series, Inc.

Global Real Estate Fund
Monthly Dividend Real Estate Fund

Annual Report
December 31, 2008

Investing in Equity and Equity-Related Securities Issued by Real Estate Companies, such as Real Estate Investment Trusts (REITs)

SELIGMAN INVESTMENTS

        Table of Contents

Interview With Your Portfolio Managers	2

Performance and Portfolio Overview	8

Understanding and Comparing Your Fund’s Expenses	17

Portfolios of Investments	19

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	27

Notes to Financial Statements	29

Financial Highlights	42

Report of Independent Registered Public Accounting Firm	51

Proxy Results	52

Required Federal Income Tax Information	53

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services and Subadvisory Agreements	54

Directors and Officers	61

Additional Fund Information	65

Interview With Your Portfolio Managers

George Noon, Stanley Kraska, Keith Pauley, and Ernst-Jan deLeeuw

Seligman LaSalle Global Real Estate Fund

Q:	How did Seligman LaSalle Global Real Estate Fund perform during the year ended December 31, 2008?

A:	Seligman LaSalle Global Real Estate Fund seeks total return through a combination of current income and long-term capital appreciation by investing predominantly in the equity securities of global real estate companies. The Fund posted a total return of negative 49.7%, based on the net asset value of Class A shares for the year ended December 31, 2008. During the same period, the market for global real estate companies, as measured by UBS Global Real Estate Investors Index of global real estate stocks declined 45.9%, trailing broad-market indexes such as the MSCI World Index, which was down 40.3% in 2008 (all returns expressed in US dollars).

Q:	What market conditions and events materially affected the Fund’s performance during this time period?

A:	This was the worst year of performance in the history of global real estate securities — and one of the worst years in the broad equity market indexes. 2008 was also a period of exceptional stock market volatility for both real estate and broad-market stocks.

Like broad equity markets, real estate securities were impacted by the worsening economic outlook caused by the credit crisis that started in the US housing market but quickly spread into almost every aspect of the world’s economies. The outlook for real estate fundamentals deteriorated. In addition, the disruption in the lending markets made investors concerned about the ability of companies of all types, including real estate, to refinance debt when due. An added stock market factor buffeting US real estate securities was the high level of short selling and program trading in the relatively small public real estate sector, which we believe exerted a downward pressure on prices beyond that warranted by income and balance sheet expectations.

Total returns for the year in the UBS Investors sub-indexes (in US dollars) ranged from −29% in Japan to −39% in the US to −62% in the United Kingdom. Real estate stocks in different countries had much in common in 2008. The broad forces impacting the sector — 1) the economic downturn leading to deteriorating real estate fundamentals; 2) global risk aversion leading to higher required returns; and 3) uncertainty about the future of the capital markets and thus the ability to refinance debt — were more powerful than various conditions and factors within individual countries and regions.

Interview With Your Portfolio Managers

George Noon, Stanley Kraska, Keith Pauley, and Ernst-Jan deLeeuw

Seligman LaSalle Global Real Estate Fund (continued)

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	The Fund’s portfolio is diversified by both geography and property type. In 2008, the Fund underperformed its benchmark. The Fund’s performance versus the index was negatively affected by stock selection in the US and Asia/Pacific, particularly by a handful of companies that were disproportionately adversely impacted by the credit crisis due to above-average leverage and/or reliance on access to the capital markets to sustain their value-added business models.

As a result of the credit crisis, there has been a dramatic shift in risk taking by investors. Within the real estate securities sector, there has been a flight to safety by investors similar to what has occurred in the broader capital markets. Real estate securities with the most defensive assets, balance sheets and business models have significantly outperformed. At the same time, many high-quality real estate securities with above-average leverage and/or above-average dependence on access to the capital markets have dramatically underperformed. The Fund’s portfolio held positions in ProLogis in the US, Goodman Group in Australia, and Capitaland in Singapore, all of which had long track records of creating value, but were materially impacted by the shutdown of the real estate capital markets.

The Fund’s performance versus the index was positively impacted by regional and country allocation decisions. In particular, the Fund’s underweighting of Australia early in the year and overweighting in Hong Kong later in the year had a positive impact on performance. The Fund’s performance versus the index was also positively impacted by stock selection decisions in the United Kingdom and Continental Europe. Our overweight in Unibail-Rodamco, a high quality, well capitalized French retail-focused company was particularly helpful. Avoiding several of the worst performing Austrian companies which had material financial distress also positively impacted performance.

At year end, the Fund’s portfolio remained well diversified by region, country, number of securities, and property sector weighting. About 25% of the value of the Fund’s assets was in the Asia-Pacific region, including 12% in Australia. Another 22% was invested in Europe, with 7% in the United Kingdom. US holdings amounted to 49% of the Fund’s assets. About 30% of the holdings in the portfolio were in the stocks of office and industrial owners, 31% in companies engaged in the ownership of retail properties, and 24% in companies that are classified as diversified, operating in multiple sectors, often in several countries.

Interview With Your Portfolio Managers

George Noon, Stanley Kraska, Keith Pauley, and Ernst-Jan deLeeuw

Seligman LaSalle Global Real Estate Fund (continued)

Members of the Fund’s subadvisers, LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (collectively, “LaSalle Securities”), have a perspective on public real estate going back over twenty years, and have seen many economic, stock market, and real estate cycles. The current situation in commercial real estate differs from almost any previous period of difficulty. The expected reduction in demand for real estate space driven by the economic downturn is unfortunate but not unusual in the real estate industry. Unlike many cycles, however, overbuilding of new property is not a primary driver of this downturn. Supply has been held in check, very possibly by managers of public companies with a significant equity interest in the companies. What is very different this time is that a lack of credit availability in the commercial real estate market is the driving factor in the downturn and is more the result of problems in the financial lending institutions than in the real estate borrowers. While global real estate companies are being materially affected by the credit crisis, we believe most of them continue to have sufficient financial flexibility.

We expect the pricing of real estate securities will improve when the credit markets start functioning again and long-term credit spreads normalize. LaSalle Securities employs an investment methodology that seeks to estimate the values of the companies in our investment universe. We evaluate both the intrinsic value of a company (the value a company deserves in the public marketplace) and the net asset value of its real estate. Both measures indicate that global real estate stocks offer reasonable value today, and based on current valuation levels we believe that these stocks should provide attractive returns for investors going forward. Our portfolios are comprised predominantly of high-quality companies that we believe are well positioned to endure through this downturn, capitalize on opportunities that may arise from the current distress, and participate in the value-creating opportunities when the market upturn occurs.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Interview With Your Portfolio Managers

Stanley Kraska and Keith Pauley

Seligman LaSalle Monthly Dividend Real Estate Fund

Q:	How did Seligman LaSalle Monthly Dividend Real Estate Fund perform during the year ended December 31, 2008?

A:	Seligman LaSalle Monthly Dividend Real Estate Fund (“the Fund”) seeks to produce a high level of current income, with a secondary objective of capital appreciation by concentrating its investments in the real estate industry. The net asset value return of Class A shares for the year ended December 31, 2008 declined 44.9%. During the same period, an indication of the overall REIT market, as measured by the FTSE NAREIT Equity REITs Index (the “NAREIT Index”), declined 37.7%, and the broader stock market, as measured by the S&P 500 composite stock index declined 37.0%.

Q:	What market conditions and events materially affected the Fund’s performance during this time period?

A:	2008 was the worst year of performance in the history of public real estate equities in the United States and around the globe. For the first three quarters of the year, U.S. Real Estate securities performed well versus the broad equity markets. As of September 30, 2008, the NAREIT Index had a positive return of 1.1% while the S&P Composite Stock Index was down 20%. However, in the fourth quarter, real estate securities more than fully participated in the credit-crisis induced losses in the public markets. By year end, real estate securities matched the declines in the broad market for the full year.

Like broad equity markets, real estate securities were impacted by the worsening economic outlook caused by the credit crisis. The outlook for real estate fundamentals deteriorated. In addition, the disruption in the lending markets made investors concerned about the ability of companies of all types, including REITs, to refinance debt when due. An added stock market factor buffeting US REITs was the high level of short-selling and program trading in the relatively small public real estate sector, which we believe exerted a downward pressure on prices beyond that warranted by income and balance sheet expectations.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	In line with the Fund’s principal objective of seeking a high level of current income, the Fund invests primarily in securities issued by equity REITs that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the NAREIT Index.

The Fund’s income objectives were fully realized in 2008. The portfolio yield remained well above the yield on the NAREIT Index. The total return of the Fund lagged the overall REIT market, however, as the

Interview With Your Portfolio Managers

Stanley Kraska and Keith Pauley

Seligman LaSalle Monthly Dividend Real Estate Fund (continued)

income-oriented real estate stocks in which the Fund principally invests materially underperformed the lower-yielding companies in the sector.

An important factor in the Fund’s underperformance vs. the overall REIT market was its investment in Regional Mall REITs, particularly in the fourth quarter. Regional Mall REITs were hurt as investors become very risk averse and avoided property sectors with above-average sensitivity to the economy and above-average leverage. Regional Malls met both of these criteria and underperformed. Some of the high-yielding mall REITs in our portfolio were hit particularly hard.

An important positive contributor to the Fund’s performance for the year was its investment in Apartment REITs. The apartment sector outperformed the overall REIT market, as investors viewed rental apartments as a beneficiary of the problems in the single family housing market. Also, the availability of government financing from FNMA for apartments provided the sector with a material competitive advantage relative to other property sectors. In addition, the Fund’s apartment investments outperformed the Apartment REIT group.

At year end, the Fund’s portfolio remained well diversified by number of securities and property-sector weighting, with the largest property sector weightings in the office/industrial, retail, and apartment sectors.

We expect the US economy to be in recession through 2009 and real estate fundamentals to weaken. The credit crisis continues and liquidity remains a major focus of real estate companies. In this environment, REITs are electing to conserve capital. A number of REITs have reduced their dividend rates recently, with more reductions expected. Some companies are electing to pay part of their dividends in the form of additional stock, taking advantage of a recent IRS ruling that permits US REITs to pay dividends in stock in 2008 and 2009 only. Both of these measures conserve cash in the companies.

Members of the Fund’s Subadviser, LaSalle Investment Management (Securities), L.P. (“LaSalle Securities”), have a perspective on public real estate going back over twenty years, and have seen many economic, stock market, and real estate cycles. The current situation in commercial real estate differs from almost any previous period of difficulty. The expected reduction in demand for real estate space driven by the economic downturn is unfortunate but not unusual in the real estate industry. Unlike many cycles, however, overbuilding of new property is not a primary driver of this downturn. Supply has been held in check, very possibly by managers of public companies with significant

Interview With Your Portfolio Managers

Stanley Kraska and Keith Pauley

Seligman LaSalle Monthly Dividend Real Estate Fund (continued)

equity interests in the companies. What is very different this time is that a lack of credit availability in the commercial real estate market is the driving factor in the downturn and is more the result of problems in the financial lending institutions than in the real estate borrowers. While real estate companies are being materially affected by the credit crisis, we believe most of them continue to have sufficient financial flexibility.

We expect the pricing of real estate securities will improve when the credit markets start functioning again and long-term credit spreads normalize. LaSalle Securities employs an investment methodology that seeks to estimate the values of the companies in our investment universe. We evaluate both the intrinsic value of a company (the value a company deserves in the public marketplace) and the net asset value of its real estate. Both measures indicate that real estate stocks offer reasonable value today, and based on current valuation levels we believe that these stocks should provide attractive returns for investors going forward. Our portfolios are comprised predominantly of high-quality companies that we believe are well positioned to endure through this downturn, capitalize on opportunities that may arise from the current distress, and participate in the value-creating opportunities when the market upturn occurs.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman LaSalle Real Estate Fund Series, Inc. and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each Fund (except for Class I shares) as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

RiverSource Investments, LLC (“RiverSource” or the “Manager”) has contractually undertaken to waive its management fees and/or reimburse each Fund’s expenses to the extent that each Fund’s “other expenses” (i.e. those expenses other than the management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.41% (0.14%, in the case of Class I shares of Global Real Estate Fund) and 0.45% per annum of the average daily net assets of the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. Such undertakings will remain in effect until at least April 30, 2009. Substantially similar arrangements have been in place since each Fund’s inception. Absent such waivers/expense reimbursements, the Funds’ returns would have been lower.

The chart for each Fund compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge, Class B shares (for the Monthly Dividend Real Estate Fund), with the 1% contingent deferred sales charge (“CDSC”), Class C, and Class R shares, without the 1% CDSC, and Class I shares (for the Global Real Estate Fund), without any sales charges, to $10,000 investments made in each Fund’s appropriate benchmark indices, for the period from each Fund’s commencement of operations through December 31, 2008. The performance of Class I shares of the Monthly Dividend Real Estate Fund, which commenced on November 24, 2003, and of Class A, Class B, Class C, and Class R shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in each Fund’s total returns table. The performance of Class I shares will differ from the performance shown for Class A, Class B, Class C, and Class R shares, based on the differences in sales charges and fees paid by shareholders. The indices exclude the effect of taxes, fees, sales charges and expenses.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns of Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Funds were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Funds. Class I shares have no sales charges, and returns are calculated accordingly.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Seligman LaSalle Real Estate Fund Series’ prospectuses or statement of additional information.

Performance and Portfolio Overview
Global Real Estate Fund

Investment Results

Total Returns
For Periods Ended December 31, 2008

		Average Annual
	Six	One	Since Inception
	Months*	Year	12/29/06†

Class A

With Sales Charge	(46.43)%	(52.56)%	(37.23)%

Without Sales Charge	(43.11)	(49.67)	(35.33)

Class C

With 1% CDSC	(43.91)	(50.45)	n/a

Without CDSC	(43.34)	(49.96)	(35.77)

Class I	(42.91)	(49.36)	(35.02)

Class R

With 1% CDSC	(43.60)	(50.14)	n/a

Without CDSC	(43.03)	(49.65)	(35.35)

Benchmarks**

Lipper Real Estate Funds Average	(39.28)	(42.07)	(50.11)

UBS Global Real Estate Investors Index	(40.18)	(45.88)	(31.48)

*	Returns for periods of less than one year are not annualized.
**	The Lipper Real Estate Funds Average (Lipper Average) measures the performance of funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. The UBS Global Real Estate Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% of more of income from rent. The Lipper Average and the UBS Global Real Estate Investors Index are unmanaged benchmarks that assume investment of distributions. The performance of the average excludes the effect of fees, sales charges and taxes, and the performance of the index excludes the effect of taxes, fees, sales charges and expenses. Investors cannot invest directly in an average or an index.
†	Returns are from opening of business on December 29, 2006.

Performance and Portfolio Overview
Global Real Estate Fund

Investment Results

Net Asset Value Per Share

	Class A	Class C	Class I	Class R

12/31/08	$2.85	$2.85	$2.86	$2.86

6/30/08	5.01	5.03	5.01	5.02

12/31/07	5.75	5.76	5.75	5.76

Country Allocation
December 31, 2008

		UBS Global
		Real Estate
		Investors
	Fund	Index

United States	48.9%	51.4%

Continental Europe	14.2	14.2

Austria	—	0.5

Belgium	0.5	1.1

Finland	0.7	0.3

France	6.1	6.2

Germany	—	0.9

Italy	0.2	0.2

Luxembourg	0.4	—

Netherlands	3.3	2.4

Norway	0.1	0.1

Sweden	2.0	1.3

Switzerland	0.9	1.1

Turkey	—	0.1

Australia	11.5	11.8

Japan	8.5	7.7

United Kingdom	7.3	7.2

Pacific	5.0	5.6

Hong Kong	5.0	3.5

New Zealand	—	0.3

Singapore	—	1.8

Canada	3.5	2.1

Other Assets Less Liabilities	1.1	—

Total	100.0%	100.0%

Performance and Portfolio Overview
Global Real Estate Fund

Largest Sectors
December 31, 2008

Largest Portfolio Holdings#
December 31, 2008

	Value	Percent of Net Assets

Westfield Group	$882,720	6.9

Unibail-Rodamco	665,469	5.2

Simon Properties Group	585,386	4.6

AvalonBay Communities	570,482	4.5

Vornado Realty Trust	538,805	4.2

Nippon Building Fund	526,843	4.1

Ventas	440,908	3.4

Public Storage	335,729	2.6

Hongkong Land Holdings	311,663	2.4

Federal Realty Investment Trust	307,172	2.4

There can be no assurance that the securities presented have remained or will remain in a Fund’s portfolio. Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

#	Excludes short-term holdings.

Performance and Portfolio Overview
Global Real Estate Fund

Largest Portfolio Changes
July 1 to December 31, 2008

Largest Purchases

Hongkong Land Holdings[1]

Nippon Building Fund

Brookfield Properties

Liberty International[1]

Senior Housing Properties Trust

Hufvudstaden (Class A)[1]

Mitsubishi Estate[1]

Weingarten Realty Investors[1]

Taubman Centers[1]

UDR[1]

Largest Sales

CapitaLand[2]

Essex Property Trust[2]

Corporate Office Properties Trust[2]

Equity Residential

Land Securities Group

Public Storage

Hammerson

GPT Group

Vornado Realty Trust

British Land

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

[1]	Position added during the period.

[2]	Position eliminated during the period.

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Investment Results

Total Returns
For Periods Ended December 31, 2008

		Average Annual
				Class A, B, C and R	Class I
				Since	Since
	Six	One	Five	Inception	Inception
	Months*	Year	Years	7/16/03	11/24/03

Class A

With Sales Charge	(47.05)%	(48.11)%	(7.39)%	(4.33)%	n/a

Without Sales Charge	(43.86)	(44.94)	(6.29)	(3.28)	n/a

Class B

With CDSC†	(46.78)	(47.96)	(7.20)	(4.09)	n/a

Without CDSC	(44.06)	(45.36)	(6.99)	(3.99)	n/a

Class C

With 1% CDSC	(44.60)	(45.88)	n/a	n/a	n/a

Without CDSC	(44.06)	(45.36)	(7.00)	(3.99)	n/a

Class I	(43.65)	(44.64)	(5.99)	n/a	(4.87)%

Class R

With 1% CDSC	(44.39)	(45.53)	n/a	n/a	n/a

Without CDSC	(43.84)	(45.01)	(6.58)	(3.56)	n/a

Benchmarks**

FTSE NAREIT Equity REITs Index	(35.41)	(37.73)	0.91	3.68	1.91

Lipper Real Estate Funds Average	(39.28)	(42.07)	(1.56)	2.05	0.25

See footnotes on page 16.

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Investment Results

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

12/31/08	$3.06	$3.06	$3.06	$3.07	$3.05

6/30/08	5.65	5.64	5.64	5.66	5.62

12/31/07	5.90	5.89	5.89	5.91	5.87

Diversification of Net Assets
December 31, 2008

			Percent of Net Assets
			December 31,
	Issues	Value	2008	2007

Common Stocks:

Apartments	7	$5,356,920	18.2	15.7

Commercial Finance	—	—	—	0.8

Diversified	1	1,107,664	3.8	2.7

Health Care	3	4,042,984	13.8	10.3

Industrial	2	1,924,421	6.5	5.2

Lodging/Resorts	3	1,401,370	4.8	8.0

Manufactured Homes	—	—	—	2.5

Mortgage	—	—	—	0.8

Office	7	4,037,226	13.7	15.6

Office/Industrial	2	2,437,160	8.3	6.5

Regional Malls	2	2,954,882	10.1	15.6

Self Storage	2	1,810,102	6.2	4.8

Shopping Centers	4	3,939,515	13.4	10.9

	33	29,012,244	98.8	99.4

Short-Term Holding and Other Assets Less Liabilities	1	356,006	1.2	0.6

Net Assets	34	$29,368,250	100.0	100.0

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Largest Sectors
December 31, 2008

Largest Portfolio Holdings#
December 31, 2008

	Value	Percent of Net Assets

Simon Properties Group	$2,183,590	7.4

Senior Housing Properties Trust	2,054,420	7.0

Equity Residential	1,559,765	5.3

Kimco Realty	1,284,079	4.4

Duke Realty	1,230,709	4.2

Regency Centers	1,228,070	4.2

Liberty Property Trust	1,206,451	4.1

BioMed Realty Trust	1,169,609	4.0

Weingarten Realty Investors	1,168,840	4.0

DCT Industrial Trust	1,122,065	3.8

There can be no assurance that the securities presented have remained or will remain in a Fund’s portfolio. Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

#	Excludes short-term holdings.

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Largest Portfolio Changes
July 1 to December 31, 2008

Largest Purchases

ProLogis

Weingarten Realty Investors[1]

Camden Property Trust[1]

Parkway Properties[1]

Sovran Self Storage[1]

Macerich

Ventas[1]

Simon Properties Group

SL Green Realty[1]

Host Hotels & Resorts[1]

Largest Sales

Home Properties[2]

Mack-Cali Realty

U-Store-It Trust[2]

CBL & Associates Properties[2]

Health Care REIT[2]

Glimcher Realty[2]

UDR

Nationwide Health Properties[2]

First Potomac Realty Trust[2]

DiamondRock Hospitality[2]

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Returns for periods of less than one year are not annualized.
**	The Lipper Real Estate Funds Average (Lipper Average) measures the performance of funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The Lipper Average and the FTSE NAREIT Equity REITs Index are unmanaged benchmarks that assume investment of distributions. The performance of the average excludes the effect of fees, sales charges and taxes, and the performance of the index excludes the effect of taxes, fees, sales charges and expenses. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year of purchase, 2% for the five-year period, and 1% for the since-inception period.
[1]	Position added during the period.
[2]	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Funds and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008, and held for the entire six-month period ended December 31, 2008.

Actual Expenses
The table on the next page provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table on the next page also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

(Continued on page 18.)

Understanding and Comparing
Your Fund’s Expenses

			Actual		Hypothetical
	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period	Account	During Period
	Value	Expense	Value	7/1/08 to	Value	7/1/08 to
Fund	7/1/08	Ratio*	12/31/08	12/31/08**	12/31/08	12/31/08**
Global Real Estate Fund

Class A	$1,000.00	1.64%	$568.90	$6.45	$1,016.89	$8.29

Class C	1,000.00	2.39	566.60	9.39	1,013.12	12.06

Class I	1,000.00	1.12	570.90	4.41	1,019.51	5.67

Class R	1,000.00	1.89	569.70	7.44	1,015.63	9.55

Monthly Dividend Real Estate Fund

Class A	$1,000.00	1.59%	$561.40	$6.24	$1,017.14	$8.06

Class B	1,000.00	2.35	559.40	9.21	1,013.32	11.89

Class C	1,000.00	2.35	559.40	9.21	1,013.32	11.89

Class I	1,000.00	1.29	563.50	5.07	1,018.65	6.55

Class R	1,000.00	1.85	561.60	7.26	1,015.84	9.37

*	Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least April 30, 2009, the Manager has contractually undertaken to waive its management fees and/or reimburse “other expenses.” (See Note 4a to the Financial Statements.) Absent such waivers/expense reimbursements, the expense ratios and expenses paid by a shareholder for the period would have been higher. No expense waiver or reimbursement was required for the Monthly Dividend Real Estate Fund’s Class I shares for the six months ended December 31, 2008.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolios of Investments
December 31, 2008

Global Real Estate Fund

	Shares	Value
Common Stocks 98.9%

Australia 11.5%

Abacus Property Group (Diversified)	114,321	$17,248

Goodman Group (Industrial)	172,926	91,695

GPT Group (Diversified)	452,420	292,580

Macquarie CountryWide Trust (Retail)	331,809	49,075

Macquarie Office Trust (Office)	813,166	137,661

Westfield Group (Retail)	95,805	882,720

		1,470,979

Belgium 0.5%

Cofinimmo (Office)	462	60,908

Canada 3.5%

Brookfield Properties (Office)	24,710	191,008

Canadian Real Estate Investment Trust (Diversified)	9,263	169,353

Morguard Real Estate Investment Trust (Retail)	4,500	41,920

RioCan Real Estate Investment Trust (Retail)	3,600	39,835

		442,116

Finland 0.7%

Citycon (Retail)	23,977	56,242

Technopolis (Office)	7,136	28,937

		85,179

France 6.1%

Klepierre (Retail)	4,932	120,883

Unibail-Rodamco (Diversified)	4,468	665,469

		786,352

Hong Kong 5.0%

Hongkong Land Holdings (Office)	124,398	311,663

The Link Real Estate Investment Trust (Retail)	165,000	274,278

Sun Hung Kai Properties (Residential)	7,000	58,859

		644,800

Italy 0.2%

Immobiliare Grande Distribuzione (Retail)	18,143	26,764

See footnotes on page 23.

Portfolios of Investments
December 31, 2008

Global Real Estate Fund

	Shares	Value

Japan 8.5%

Japan Logistics Fund (Industrial)	12	$72,969

Japan Retail Fund (Retail)	15	65,036

Kenedix Realty Investment (Diversified)	23	63,627

Mitsubishi Estate (Office)	4,000	65,965

Mitsui Fudosan (Diversified)	10,000	166,179

Nippon Building Fund (Office)	48	526,843

NTT Urban Development (Office)	112	120,841

		1,081,460

Luxembourg 0.4%

ProLogis European Properties (Industrial)	12,243	54,862

Netherlands 3.3%

Corio (Retail)	3,758	172,308

Eurocommercial Properties (Retail)	3,657	122,977

Wereldhave (Office)	1,440	127,197

		422,482

Norway 0.1%

Norwegian Property (Office)	8,559	7,566

Sweden 2.0%

Castellum (Diversified)	13,655	106,168

Fabege (Diversified)	20,238	78,004

Hufvudstaden (Class A) (Office)	9,690	68,220

		252,392

Switzerland 0.9%

PSP Swiss Property (Office)	2,340	116,662

United Kingdom 7.3%

Big Yellow Group (Industrial)	12,861	44,517

British Land (Diversified)	27,218	218,180

Brixton (Industrial)	27,107	51,987

Derwent London (Office)	9,357	98,302

Development Securities (Office)	5,198	20,264

Hammerson (Retail)	16,786	130,029

Land Securities Group (Diversified)	21,917	292,122

Liberty International (Retail)	6,792	47,066

Unite Group (Residential)	15,235	32,335

		934,802

See footnotes on page 23.

Portfolios of Investments
December 31, 2008

Global Real Estate Fund

	Shares	Value
United States 48.9%

AMB Property (Industrial)	6,081	$142,417

AvalonBay Communities (Residential)	9,417	570,482

BioMed Realty Trust (Office)	5,223	61,213

Boston Properties (Office)	5,201	286,055

BRE Properties (Residential)	6,689	187,158

DiamondRock Hospitality (Hotels)	13,495	68,420

Douglas Emmet (Office)	7,803	101,907

Duke Realty (Office)	7,336	80,402

Equity Residential (Residential)	9,675	288,508

Extra Space Storage (Diversified)	3,258	33,623

Federal Realty Investment Trust (Retail)	4,948	307,172

SL Green Realty (Office)	6,348	164,413

HCP (Diversified)	3,581	99,444

Host Hotels & Resorts (Hotels)	32,440	245,571

Kilroy Realty (Office)	5,950	199,087

Kimco Realty (Retail)	15,744	287,800

LaSalle Hotel Properties (Hotels)	3,700	40,885

Macerich (Retail)	9,872	179,275

Post Properties (Residential)	2,930	48,345

ProLogis (Industrial)	20,175	280,231

Public Storage (Diversified)	4,223	335,729

Regency Centers (Retail)	5,767	269,319

Senior Housing Properties Trust (Residential)	12,266	219,807

Simon Properties Group (Retail)	11,018	585,386

Taubman Centers (Retail)	2,226	56,674

UDR (Residential)	3,692	50,913

Ventas (Diversified)	13,134	440,908

Vornado Realty Trust (Office)	8,928	538,805

Weingarten Realty Investors (Retail)	4,195	86,795

		6,256,744

Total Investments (Cost $25,078,462) 98.9%		12,644,068

Other Assets Less Liabilities 1.1%		145,417

Net Assets 100.0%		$12,789,485

See footnotes on page 23.

Portfolios of Investments
December 31, 2008

Monthly Dividend Real Estate Fund

	Shares	Value
Common Stocks 98.8%

Apartments 18.2%

AvalonBay Communities	14,372	$870,656

BRE Properties	31,678	886,350

Camden Property Trust	25,621	802,962

Colonial Properties Trust	17,433	145,217

Equity Residential	52,306	1,559,765

Post Properties	26,998	445,467

UDR	46,882	646,503

		5,356,920

Diversified 3.8%

Vornado Realty Trust	18,354	1,107,664

Health Care 13.8%

HCP	36,763	1,020,909

Senior Housing Properties Trust	114,644	2,054,420

Ventas	28,825	967,655

		4,042,984

Industrial 6.5%

DCT Industrial Trust	221,752	1,122,065

ProLogis	57,765	802,356

		1,924,421

Lodging/Resorts 4.8%

Hospitality Properties Trust	18,461	274,515

Host Hotels & Resorts	70,800	535,956

LaSalle Hotel Properties	53,475	590,899

		1,401,370

Office 13.7%

BioMed Realty Trust	99,796	1,169,609

Brandywine Realty Trust	117,501	905,933

SL Green Realty	15,000	388,500

HRPT Properties	41,410	139,552

Kilroy Realty	20,900	699,314

Mack-Cali Realty	12,100	296,450

Parkway Properties	24,326	437,868

		4,037,226

See footnotes on page 23.

Portfolios of Investments
December 31, 2008

Monthly Dividend Real Estate Fund

	Shares	Value
Office/Industrial 8.3%

Duke Realty	112,291	$1,230,709

Liberty Property Trust	52,845	1,206,451

		2,437,160

Regional Malls 10.1%

Macerich	42,472	771,292

Simon Properties Group	41,099	2,183,590

		2,954,882

Self Storage 6.2%

Extra Space Storage	107,001	1,104,250

Sovran Self Storage	19,607	705,852

		1,810,102

Shopping Centers 13.4%

Equity One	14,606	258,526

Kimco Realty	70,245	1,284,079

Regency Centers	26,297	1,228,070

Weingarten Realty Investors	56,493	1,168,840

		3,939,515

Total Common Stocks (Cost $47,971,268)		29,012,244

Money Market Fund 0.5%

SSgA U.S. Treasury Money Market Fund (Cost $157,012)	157,012	157,012

Total Investments (Cost $48,128,280) 99.3%		29,169,256

Other Assets Less Liabilities 0.7%		198,994

Net Assets 100.0%		$29,368,250

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2008

		Monthly
	Global Real	Dividend Real
	Estate Fund	Estate Fund

Assets:

Investments, at value:

Common stocks	$12,644,068	$29,012,244

Money market fund	—	157,012

Total investments*	12,644,068	29,169,256

Cash denominated in foreign currencies (Cost $35,301)†	34,706	—

Receivable for securities sold	142,357	44,203

Receivable for dividends and interest	113,041	272,610

Receivable from the Manager (Note 4a)	14,946	38,242

Receivable for Capital Stock sold	2,152	—

Expenses prepaid to shareholder service agent	963	2,200

Unrealized appreciation on forward currency contracts	264	—

Other	1,149	2,579

Total Assets	12,953,646	29,529,090

Liabilities:

Payable for Capital Stock repurchased	68,513	76,748

Payable for securities purchased	30,017	—

Management fee payable	10,239	20,056

Distribution and service (12b-1) fees payable	4,620	12,114

Accrued expenses and other	50,772	51,922

Total Liabilities	164,161	160,840

Net Assets	$12,789,485	$29,368,250

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 500,000,000 shares authorized for each Fund)

Class A	3,251	2,877

Class B	—	796

Class C	1,062	2,889

Class I	156	2,020

Class R	17	1,005

Additional paid-in capital	35,788,801	70,796,631

Dividends in excess of net investment income (Note 7)	(241,093)	(805)

Accumulated net realized loss (Note 7)	(10,327,305)	(22,478,139)

Net unrealized depreciation of investments and foreign currency transactions	(12,435,404)	(18,959,024)

Net Assets	$12,789,485	$29,368,250

(continued on page 25.)

* Cost of total investments	$25,078,462	$48,128,280
† Net of overdraft in US denominated currency of $4,177.
See Notes to Financial Statements.

Statements of Assets and Liabilities
(continued)
December 31, 2008

		Monthly
	Global Real	Dividend Real
	Estate Fund	Estate Fund

Net Assets:

Class A	$9,267,990	$8,816,478

Class B	—	2,439,841

Class C	3,026,149	8,848,638

Class I	447,421	6,197,950

Class R	47,925	3,065,343

Shares Outstanding:

Class A	3,251,084	2,876,633

Class B	—	796,196

Class C	1,062,345	2,889,239

Class I	156,366	2,020,156

Class R	16,758	1,004,559

Net Asset Value Per Share:

Class A	$2.85	$3.06

Class B	n/a	$3.06

Class C	$2.85	$3.06

Class I	$2.86	$3.07

Class R	$2.86	$3.05

See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2008

		Monthly
	Global Real	Dividend Real
	Estate Fund	Estate Fund

Investment Income:

Dividends*	$961,521	$2,307,056

Interest	3,573	7,074

Total Investment Income	965,094	2,314,130

Expenses:

Management fee	243,213	460,038

Distribution and service (12b-1) fees	105,546	278,826

Custody and related services	99,233	21,731

Shareholder account services	64,069	268,863

Registration	54,762	72,179

Auditing and legal fees	36,284	38,771

Shareholder reports and communications	17,954	29,399

Directors’ fees and expenses	2,680	4,530

Miscellaneous	10,390	10,667

Total Expenses Before Reimbursement	634,131	1,185,004

Reimbursement from Manager (Note 4)	(184,249)	(221,100)

Total Expenses After Reimbursement	449,882	963,904

Net Investment Income	515,212	1,350,226

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions	(8,504,210)	(20,722,839)

Capital gain distributions from investments	128,818	956,024

Net change in unrealized depreciation of investments and foreign currency transactions	(6,032,916)	(3,557,599)

Net Loss on Investments and Foreign Currency Transactions	(14,408,308)	(23,324,414)

Decrease in Net Assets from Operations	$(13,893,096)	$(21,974,188)

* Net of foreign taxes withheld	$94,055	—
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global Real		Monthly Dividend
	Estate Fund		Real Estate Fund
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Operations:

Net investment income	$515,212	$212,553	$1,350,226	$898,963

Net realized gain (loss) on investments and foreign currency transactions	(8,504,210)	(2,031,116)	(20,722,839)	9,127,015

Capital gain distributions from investments	128,818	209,082	956,024	1,591,215

Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(6,032,916)	(6,402,488)	(3,557,599)	(32,972,504)

Decrease in Net Assets from Operations	(13,893,096)	(8,011,969)	(21,974,188)	(21,355,311)

Distributions to Shareholders: (Note 7)

Net investment income:

Class A	(171,631)	(195,387)	(504,731)	(504,496)

Class B	—	—	(115,556)	(61,952)

Class C	(39,721)	(5,116)	(320,761)	(130,094)

Class D	—	(8,021)	(65,280)	(54,889)

Class I	(2,048)	(3,958)	(213,848)	(120,374)

Class R	(135)	(71)	(130,050)	(27,158)

Total	(213,535)	(212,553)	(1,350,226)	(898,963)

Dividends in excess of net investment income:

Class A	—	(455,853)	—	—

Class B	—	—	—	—

Class C	—	(50,394)	—	—

Class D	—	(88,391)	—	—

Class I	—	(4,902)	—	—

Class R	—	(331)	—	—

Total	—	(599,871)	—	—

Return of capital:**

Class A	(150,583)	—	(461,054)	—

Class B	—	—	(105,556)	—

Class C	(34,850)	—	(293,003)	—

Class D	—	—	(59,630)	—

Class I	(1,796)	—	(195,342)	—

Class R	(120)	—	(118,797)	—

Total	(187,349)	—	(1,233,382)	—

(continued on page 28.)

See footnotes on page 28.

Statements of Changes in Net Assets
(continued)

	Global Real		Monthly Dividend
	Estate Fund		Real Estate Fund
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Net realized gain on investments:

Class A	—	—	—	(5,343,924)

Class B	—	—	—	(1,507,852)

Class C	—	—	—	(3,127,708)

Class D	—	—	—	(1,340,191)

Class I	—	—	—	(1,432,335)

Class R	—	—	—	(666,048)

Total	—	—	—	(13,418,058)

Decrease in Net Assets From Distributions	(400,884)	(812,424)	(2,583,608)	(14,317,021)

Capital Share Transactions:

Net proceeds from sales of shares	5,714,288	50,409,257	14,156,421	19,680,495

Exchanged from associated funds	227,036	3,845,384	3,350,119	5,420,464

Investment of distributions	243,813	529,166	2,091,567	11,768,159

Total	6,185,137	54,783,807	19,598,107	36,869,118

Cost of shares repurchased	(11,166,082)	(9,452,923)	(22,008,722)	(35,698,997)

Exchanged into associated funds	(683,962)	(5,076,039)	(1,578,777)	(10,676,430)

Total	(11,850,044)	(14,528,962)	(23,587,499)	(46,375,427)

Increase (Decrease) in Net Assets from Capital Share Transactions	(5,664,907)	40,254,845	(3,989,392)	(9,506,309)

Increase (Decrease) in Net Assets	(19,958,887)	31,430,452	(28,547,188)	(45,178,641)

Net Assets:

Beginning of year	32,748,372	1,317,920	57,915,438	103,094,079

End of Year*	$12,789,485	$32,748,372	$29,368,250	$57,915,438

* Net of dividends in excess of net investment income as follows:	$(241,093)	$(516,071)	$(805)	$(859)
** For Global Real Estate Fund, a portion of the distributions paid in 2008 is treated as a return of capital due to net losses from passive foreign investment companies recognized during the year. These losses reduce taxable income but do not reduce net investment income reported above.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company, or mutual fund, which consists of two separate and distinct funds: Seligman LaSalle Global Real Estate Fund (the “Global Real Estate Fund”) and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Monthly Dividend Real Estate Fund”). The Series offers five classes of shares. However, Class B shares of the Global Real Estate Fund are not currently offered.

Class A shares are sold with an initial sales charge of up to 5.75% (4.75% prior to January 7, 2008) and are subject to a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Series (the “Board”) approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Funds no longer offer Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US”), which require management to make certain estimates and assumptions at the date of the financial statements.

Notes to Financial Statements

Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Global Real Estate Fund may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Funds’ investments and other financial instruments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments or financial instruments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments or financial instruments); and Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The Series invests a substantial portion of its assets in securities of real estate investment trusts (REITs) and other real estate companies. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that

Notes to Financial Statements

can negatively impact the valuation of certain issuers held by the Series. Investing in one economic sector, such as real estate, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average risk. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

b.	Foreign Securities — Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Series does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge a Fund’s exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and forward currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2008, distribution and service fees, shareholder account services, and registration expenses were class-specific expenses.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as a Fund is informed of the dividend. Distributions received from each Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as

Notes to Financial Statements

capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2005-2008, as applicable, in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended December 31, 2008.

3.	Fair Value Measurements — A summary of the value of the Funds’ investments and other financial instruments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

		Global Real Estate Fund		Monthly Dividend
			Other Financial	Real Estate Fund
Valuation Inputs		Investments	Instruments*	Investments

Level 1 –	Quoted Prices in Active Markets for Identical Investments	$6,698,860	$—	$29,169,256

Level 2 –	Other Significant Observable Inputs	5,945,208	264

Level 3 –	Significant Unobservable Inputs	—	—	—

Total		$12,644,068	$264	$29,169,256

*	Represents foreign currency contracts, which are not reflected in the Portfolios of Investments and which are valued at the net unrealized appreciation (depreciation) on each contract.

4.	Management and Distribution Services, and Other Related-Party Transactions

a.	Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Series having previously approved (at a Special Meeting held earlier in November 2008) a new Investment Management Services Agreement between RiverSource and the Series, RiverSource is the new investment manager of the Series effective November 7, 2008. At the November 2008 Special Meeting, shareholders also approved a new subadvisory agreement between RiverSource and LaSalle Investment Management (Securities), L.P., and a new delegation agreement between LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (together, the “Subadvisers”).

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual fee

Notes to Financial Statements

rate with respect to the Global Real Estate Fund is equal to 0.98% per annum of its average daily net assets. The annual fee rate with respect to the Monthly Dividend Real Estate Fund is equal to 0.90% per annum of its average daily net assets. The Manager (and previously JWS) has contractually undertaken to waive its fees and/or reimburse each Fund’s expenses to the extent that each Fund’s “other expenses” (those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.41% (0.14%, in the case of Global Real Estate Fund Class I shares) and 0.45% per annum of the average daily net assets of the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. These undertakings will remain in effect through at least April 30, 2009. Of the management fees reflected in the Statements of Operations, RiverSource received $17,881 and $34,152 from the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively, and the balance was paid to JWS.

For the year ended December 31, 2008, the amount of expenses reimbursed and the amount receivable from the Manager at December 31, 2008, were as follows:

	Reimbursement		Receivable
Fund	RiverSource	JWS	from RiverSource

Global Real Estate Fund	$29,257	$154,992	$14,946

Monthly Dividend Real Estate Fund	34,939	186,161	38,242

LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. are the subadvisers to the Global Real Estate Fund, and LaSalle Investment Management (Securities), L.P. is the subadviser to the Monthly Dividend Real Estate Fund. The Subadvisers are responsible for furnishing investment advice, research, and assistance to the respective Fund’s investments. Under the subadvisory agreements, the Manager pays (and JWS previously paid) the Subadvisers 0.49% and 0.45% per annum of the average daily net assets of the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. The subadvisers also bear a portion of the expense reimbursements made by the Manager.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Series’ business and other affairs at no cost. Ameriprise provides the Series with office space, and certain administrative and other services and executive and other personnel as are necessary for Series operations. Ameriprise pays all of the compensation of Board members of the Series who are employees or consultants of RiverSource and of the officers and other personnel of the Series. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Funds under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Series will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Series by JWS as part of its former management agreement with the Series.

b.	Distribution Services — For the year ended December 31, 2008, RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.) (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received the following commissions and concessions from

Notes to Financial Statements

sales of Class A shares. The following commissions were also paid to dealers for sales of Class A shares:

	Commissions and
	Concessions Retained
Fund	by Distributor	Dealer Commissions

Global Real Estate Fund	$638	$4,293

Monthly Dividend Real Estate Fund	2,839	17,148

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (each, a “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to each Fund pursuant to its Plan. For the year ended December 31, 2008, fees incurred under the Plan aggregated $46,054 and $43,919, or 0.25% and 0.24% per annum of average daily net assets of the Global Real Estate Fund’s and the Monthly Dividend Real Estate Fund’s Class A shares, respectively.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by each Fund to the Distributor pursuant to its Plan.

For the year ended December 31, 2008, fees incurred under the Plan, equivalent to 1% (0.99% and 0.97%, in the case of the Global Real Estate Fund’s Class C shares and the Monthly Dividend Real Estate Fund’s Class B shares, respectively) per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of Class R shares’ average daily net assets were as follows:

Fund	Class B	Class C	Class D	Class R

Global Real Estate Fund	n/a	$40,837	$18,576	$79

Monthly Dividend Real Estate Fund	$47,598	135,340	27,997	23,972

The Distributor and RiverSource Services, Inc. (formerly, Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 2008, the Distributor and RiverSource Services, Inc. received distribution and service fees of $2,732 and $1,754 for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2008, such charges amounted to $5,810 and $1,410 for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

c.	Transfer Agent and Shareholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Funds at cost $64,069 and $268,863, for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively, for shareholder account services in accordance with a methodology approved

Notes to Financial Statements

by the Series’ directors. Class I shares receive more limited shareholder services than the Funds’ other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Funds were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Series to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2008, the Series’ potential obligation under the Guaranty is $161,700. As of December 31, 2008, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranty. Each Fund would bear a portion of any payments made by the Series under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Series’ Board has approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with Seligman Data Corp., the current transfer and shareholder service agent for the Series, effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to each Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., each Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of each Fund’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of each Fund’s expenses, including the Non-Recurring Charges, up to any contractual or voluntary limit agreed upon by RiverSource on each Fund’s “other expenses.”

d.	Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Series’ proportionate share of certain expenses of a company providing limited administrative services to the Series and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Series paid $270 to this company for such services.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Funds or other funds in the Seligman and RiverSource Groups of Investment Companies. Deferred fees and related accrued earnings are not deductible by a Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earning/loss accrued thereon is included in directors’ fees and expenses, and the accumulated

Notes to Financial Statements

balances thereof at December 31, 2008, are included in accrued expenses and other liabilities as follows:

Fund	Amount

Global Real Estate Fund	$573

Monthly Dividend Real Estate Fund	805

Certain officers and directors of the Series are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

5.	Committed Line of Credit — The Series is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended December 31, 2008.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, were as follows:

Fund	Purchases	Sales

Global Real Estate Fund	$15,371,915	$20,808,779

Monthly Dividend Real Estate Fund	39,012,006	42,747,047

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of a Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the tax basis cost of investments for federal income tax purposes was as follows:

Tax Basis
Fund	Cost

Global Real Estate Fund	$26,662,171

Monthly Dividend Real Estate Fund	48,819,249

The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amounts of $1,343,189 and $690,967 for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively, and, for the Global Real Estate Fund, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at December 31, 2008 in the amount of $240,520.

Notes to Financial Statements

The tax basis components of accumulated losses at December 31, 2008 are presented below. Undistributed ordinary income primarily consists of net investment income and net realized short-term gain.

		Monthly
	Global Real	Dividend
	Estate Fund	Real Estate Fund

Gross unrealized appreciation of portfolio securities	$78,092	$265,851

Gross unrealized depreciation of portfolio securities	(14,097,205)	(19,915,844)

Net unrealized depreciation of portfolio securities*	(14,019,113)	(19,649,993)

Capital loss carryforward	(5,865,474)	(14,370,088)

Timing differences (post-October loss)	(3,118,642)	(7,417,084)

Total accumulated losses	$(23,003,229)	$(41,437,165)

*	Includes the effect of foreign currency translations.

At December 31, 2008, the Global Real Estate Fund and the Monthly Dividend Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $5,865,474 and $14,370,088, respectively. These capital losses are available for offset against future taxable net capital gains, with $585,168 expiring in 2015 and $5,280,306 expiring in 2016 for the Global Real Estate Fund, and $14,370,088 expiring in 2016 for the Monthly Dividend Real Estate Fund. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, from November 1, 2008 through December 31, 2008, the Global Real Estate Fund and the Monthly Dividend Real Estate Fund incurred $3,118,642 and $7,417,084, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the year ending December 31, 2009.

The tax characterization of distributions paid during the years ended December 31, 2008 and 2007 is as follows:

			Monthly Dividend
	Global Real Estate Fund		Real Estate Fund
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Ordinary income (including short-term capital gain)	$213,535	$812,424	$1,385,956	$4,678,832

Return of capital	187,349	—	1,197,652	—

Long-term capital gain	—	—	—	9,638,189

Total	$400,884	$812,424	$2,583,608	$14,317,021

8.	Outstanding Foreign Currency Contracts — At December 31, 2008, the Global Real Estate Fund had outstanding foreign currency contracts to sell currencies as follows:

	Foreign	In Exchange	Settlement	Value	Unrealized
Contract	Currency	for US$	Date	US$	Appreciation

Sold:

Australian dollars	22,203	15,498	1/5/09	15,480	$18

Canadian dollars	2,627	2,143	1/5/09	2,128	15

Euros	18,000	25,061	1/5/09	25,021	40

British pounds	8,000	11,693	1/5/09	11,502	191

Hong Kong dollars	130,113	16,788	1/5/09	16,788	—

Total					$264

Notes to Financial Statements

9.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

Global Real Estate Fund

	Year Ended December 31,
	2008†		2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,046,431	$4,660,488	5,231,065	$36,826,072

Exchanged from associated funds	34,093	170,057	305,217	2,157,992

Investment of distributions	34,604	180,977	68,431	396,430

Total	1,115,128	5,011,522	5,604,713	39,380,494

Cost of shares repurchased	(2,063,537)	(9,171,576)	(1,126,730)	(7,288,334)

Exchanged into associated funds	(80,541)	(396,410)	(378,549)	(2,518,524)

Total	(2,144,078)	(9,567,986)	(1,505,279)	(9,806,858)

Increase (decrease)	(1,028,950)	$(4,556,464)	4,099,434	$29,573,636

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	51,913	$233,737	658,317	$4,797,645

Exchanged from associated funds	5,980	34,399	116,234	828,040

Investment of distributions	11,188	58,737	7,500	43,723

Converted from Class D*	850,498	5,140,772	—	—

Total	919,579	5,467,645	782,051	5,669,408

Cost of shares repurchased	(273,143)	(1,201,776)	(176,442)	(1,126,471)

Exchanged into associated funds	(40,518)	(204,633)	(150,182)	(983,719)

Total	(313,661)	(1,406,409)	(326,624)	(2,110,190)

Increase	605,918	$4,061,236	455,427	$3,559,218

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	59,906	$335,864	1,122,705	$8,110,456

Exchanged from associated funds	3,989	22,580	121,473	859,352

Investment of distributions	—	—	12,839	79,751

Total	63,895	358,444	1,257,017	9,049,559

Cost of shares repurchased	(95,818)	(534,031)	(119,069)	(780,437)

Exchanged into associated funds	(14,184)	(82,919)	(242,343)	(1,573,796)

Converted to Class C*	(850,498)	(5,140,772)	—	—

Total	(960,500)	(5,757,722)	(361,412)	(2,354,233)

Increase (decrease)	(896,605)	$(5,399,278)	895,605	$6,695,326

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	147,003	$440,581	93,806	$659,643

Investment of distributions	735	3,844	1,517	8,860

Total	147,738	444,425	95,323	668,503

Cost of shares repurchased	(50,907)	(252,157)	(36,788)	(257,681)

Increase	96,831	$192,268	58,535	$410,822

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	15,423	$43,618	2,350	$15,441

Investment of distributions	49	255	67	402

Total	15,472	43,873	2,417	15,843

Cost of shares repurchased	(2,131)	(6,542)	—	—

Increase	13,341	$37,331	2,417	$15,843

† January 1, 2008 to May 16, 2008, in the case of Class D shares.
* Effective May 16, 2008, Class D shares converted to Class C shares.

Notes to Financial Statements

Monthly Dividend Real Estate Fund

	Year Ended December 31,
	2008		2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	728,980	$2,974,941	830,481	$7,671,034

Exchanged from associated funds	526,154	2,874,154	301,725	2,970,972

Investment of distributions	139,869	687,800	695,365	4,451,675

Converted from Class B**	80,293	404,040	54,528	516,466

Total	1,475,296	6,940,935	1,882,099	15,610,147

Cost of shares repurchased	(2,203,946)	(11,750,870)	(1,834,438)	(16,283,945)

Exchanged into associated funds	(198,440)	(1,014,289)	(594,519)	(5,456,553)

Total	(2,402,386)	(12,765,159)	(2,428,957)	(21,740,498)

Decrease	(927,090)	$(5,824,224)	(546,858)	$(6,130,351)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	38,775	$226,442	52,838	$503,894

Exchanged from associated funds	16,266	91,217	121,869	1,222,016

Investment of distributions	32,679	157,326	197,565	1,243,977

Total	87,720	474,985	372,272	2,969,887

Cost of shares repurchased	(215,119)	(1,098,532)	(348,819)	(3,027,004)

Exchanged into associated funds	(34,656)	(179,299)	(259,450)	(2,361,972)

Converted to Class A**	(80,451)	(404,040)	(54,589)	(516,466)

Total	(330,226)	(1,681,871)	(662,858)	(5,905,442)

Decrease	(242,506)	$(1,206,886)	(290,586)	$(2,935,555)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	411,650	$2,057,067	182,807	$1,826,706

Exchanged from associated funds	56,886	304,042	85,957	861,043

Investment of distributions	108,839	495,367	415,513	2,621,419

Converted from Class D*	1,297,817	8,482,778	—	—

Total	1,875,192	11,339,254	684,277	5,309,168

Cost of shares repurchased	(986,105)	(4,993,801)	(1,179,646)	(10,179,490)

Exchanged into associated funds	(64,029)	(329,008)	(232,830)	(1,985,726)

Total	(1,050,134)	(5,322,809)	(1,412,476)	(12,165,216)

Increase (decrease)	825,058	$6,016,445	(728,199)	$(6,856,048)

** Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements

Monthly Dividend Real Estate Fund (continued)

	Year Ended December 31,
	2008†		2007

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	395,508	$2,242,292	305,618	$2,880,375

Exchanged from associated funds	9,824	59,745	39,001	361,531

Investment of distributions	16,014	93,131	190,719	1,205,578

Total	421,346	2,395,168	535,338	4,447,484

Cost of shares repurchased	(118,407)	(697,998)	(547,435)	(4,877,897)

Exchanged into associated funds	(9,454)	(56,135)	(91,870)	(872,150)

Converted to Class C*	(1,297,817)	(8,482,778)	—	—

Total	(1,425,678)	(9,236,911)	(639,305)	(5,750,047)

Decrease	(1,004,332)	$(6,841,743)	(103,967)	$(1,302,563)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,088,309	$3,417,801	498,082	$3,870,203

Investment of distributions	89,295	409,190	246,633	1,552,709

Total	1,177,604	3,826,991	744,715	5,422,912

Cost of shares repurchased	(513,023)	(2,408,360)	(82,680)	(779,817)

Increase	664,581	$1,418,631	662,035	$4,643,095

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	621,146	$3,237,878	327,834	$2,928,283

Exchanged from associated funds	5,027	20,961	800	4,902

Investment of distributions	53,445	248,753	113,047	692,801

Total	679,618	3,507,592	441,681	3,625,986

Cost of shares repurchased	(233,829)	(1,059,161)	(60,091)	(550,844)

Exchanged into associated funds	(8)	(46)	(3)	(29)

Total	(233,837)	(1,059,207)	(60,094)	(550,873)

Increase	445,781	$2,448,385	381,587	$3,075,113

† January 1, 2008 to May 16, 2008, in the case of Class D shares.
* Effective May 16, 2008, Class D shares converted to Class C shares.

10.	Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact

Notes to Financial Statements

that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

11.	Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Highlights

The tables below are intended to help you understand the financial performance of each class of each Fund for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned or lost on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, fees or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Global Real Estate Fund

	CLASS A				CLASS C
			12/29/06*				12/29/06*
	Year Ended		to		Year Ended		to
	12/31/08	12/31/07	12/31/06		12/31/08	12/31/07	12/31/06

Per Share Data:

Net Asset Value, Beginning of Period	$5.75	$7.14	$7.14		$5.76	$7.14	$7.14

Income (Loss) from Investment Operations:

Net investment income	0.11	0.06	—	ø	0.07	0.01	—	ø

Net realized and unrealized loss on investments and foreign currency transactions	(2.93)	(1.29)	—		(2.92)	(1.28)	—

Total from Investment Operations	(2.82)	(1.23)	—	ø	(2.85)	(1.27)	—	ø

Less Distributions:

Distributions from net investment income	(0.04)	(0.06)	—		(0.03)	(0.01)	—

Distributions in excess of net investment income	—	(0.10)	—		—	(0.10)	—

Return of capital (see ** on page 28)	(0.04)	—	—		(0.03)	—	—

Total Distributions	(0.08)	(0.16)	—		(0.06)	(0.11)	—

Net Asset Value, End of Period	$2.85	$5.75	$7.14		$2.85	$5.76	$7.14

Total Return	(49.67)%	(17.21)%	0%		(49.96)%	(17.86)%	0%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,268	$24,591	$1,289		$3,026	$2,629	$7

Ratio of expenses to average net assets	1.64%	1.64%	1.64	%†	2.38%	2.39%	2.39	%†

Ratio of net investment income (loss) to average net assets	2.23%	0.90%	(1.64	)%†	1.49%	0.15%	(2.39	)%†

Portfolio turnover rate	62.37%	81.20%	—		62.37%	81.20%	—

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.38%	2.52%	90.03	%††	3.12%	3.27%	90.78	%††

Ratio of net investment income (loss) to average net assets	1.49%	0.02%	(90.03	)%††	0.75%	(0.73)%	(90.78	)%††

See footnotes on page 50.

Financial Highlights

Global Real Estate Fund (continued)

	CLASS D					CLASS I
	1/1/08		Year	12/29/06*				12/29/06*
	to		Ended	to		Year Ended		to
	5/16/08**		12/31/07	12/31/06		12/31/08	12/31/07	12/31/06

Per Share Data:

Net Asset Value, Beginning of Period	$5.76		$7.14	$7.14		$5.75	$7.14	$7.14

Income (Loss) from Investment Operations:

Net investment income	0.04		0.01	—	ø	0.12	0.10	—	ø

Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.24		(1.28)	—		(2.91)	(1.30)	—

Total from Investment Operations	0.28		(1.27)	—	ø	(2.79)	(1.20)	—	ø

Less Distributions:

Distributions from net investment income	—		(0.01)	—		(0.05)	(0.10)	—

Distributions in excess of net investment income	—		(0.10)	—		—	(0.09)	—

Return of capital (see ** on page 28)	—		—	—		(0.05)	—	—

Total Distributions	—		(0.11)	—		(0.10)	(0.19)	—

Net Asset Value, End of Period	$6.04		$5.76	$7.14		$2.86	$5.75	$7.14

Total Return	4.86%		(17.86)%	0%		(49.36)%	(16.91)%	0%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$5,166	$7		$447	$342	$7

Ratio of expenses to average net assets	2.39	%†	2.39%	2.39	%†	1.12%	1.12%	1.12	%†

Ratio of net investment income (loss) to average net assets	1.79	%†	0.15%	(2.39)	%†	2.75%	1.42%	(1.12)	%†

Portfolio turnover rate	62.37	%#	81.20%	—		62.37%	81.20%	—

Without expense reimbursement:øø

Ratio of expenses to average net assets	3.05	%†	3.27%	90.78	%††	2.82%	5.38%	227.72	%††

Ratio of net investment income (loss) to average net assets	1.13	%†	(0.73)%	(90.78)	%††	1.05%	(2.84)%	(227.72)	%††

See footnotes on page 50.

Financial Highlights

Global Real Estate Fund (continued)

CLASS R
			12/29/06*
	Year Ended		to
	12/31/08	12/31/07	12/31/06

Per Share Data:

Net Asset Value, Beginning of Period	$5.76	$7.14	$7.14

Income (Loss) from Investment Operations:

Net investment income	0.10	0.04	—ø

Net realized and unrealized loss on investments and foreign currency transactions	(2.93)	(1.27)	—

Total from Investment Operations	(2.83)	(1.23)	—ø

Less Distributions:

Distributions from net investment income	(0.04)	(0.04)	—

Distributions in excess of net investment income	—	(0.11)	—

Return of capital (see ** on page 28)	(0.03)	—	—

Total Distributions	(0.07)	(0.15)	—

Net Asset Value, End of Period	$2.86	$5.76	$7.14

Total Return	(49.65)%	(17.30)%	0%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$48	$20	$7

Ratio of expenses to average net assets	1.89%	1.89%	1.89	%†

Ratio of net investment income (loss) to average net assets	1.98%	0.65%	(1.89)	%†

Portfolio turnover rate	62.37%	81.20%	—

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.63%	2.78%	90.28	%††

Ratio of net investment income (loss) to average net assets	1.24%	(0.23)%	(90.28)	%††

See footnotes on page 50.

Financial Highlights

Monthly Dividend Real Estate Fund

CLASS A
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$5.90	$9.87	$8.70	$9.26	$8.04

Income (Loss) from Investment Operations:

Net investment income	0.15	0.12	0.11	0.14	0.21

Net realized and unrealized gain (loss) on investments	(2.71)	(2.40)	2.53	0.33	1.71

Total from Investment Operations	(2.56)	(2.28)	2.64	0.47	1.92

Less Distributions:

Distributions from net investment income	(0.15)	(0.12)	(0.11)	(0.14)	(0.21)

Distributions in excess of net investment income	—	(0.01)	—	(0.02)	(0.13)

Return of capital	(0.13)	—	(0.20)	—	(0.05)

Distributions from net realized capital gain	—	(1.56)	(1.16)	(0.87)	(0.31)

Total Distributions	(0.28)	(1.69)	(1.47)	(1.03)	(0.70)

Net Asset Value, End of Year	$3.06	$5.90	$9.87	$8.70	$9.26

Total Return	(44.94)%	(23.82)%	30.90%	5.34%	24.95%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,816	$22,451	$42,948	$35,619	$34,401

Ratio of expenses to average net assets	1.59%	1.60%	1.60%	1.60%	1.60%

Ratio of net investment income to average net assets	2.79%	1.32%	1.09%	1.51%	2.43%

Portfolio turnover rate	76.90%	76.07%	47.78%	41.09%	29.03%

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.10%	1.79%	1.67%	1.78%	1.79%

Ratio of net investment income to average net assets	2.28%	1.13%	1.02%	1.33%	2.23%

See footnotes on page 50.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

CLASS B
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$5.89	$9.86	$8.69	$9.25	$8.04

Income (Loss) from Investment Operations:

Net investment income	0.11	0.05	0.08	0.07	0.14

Net realized and unrealized gain (loss) on investments	(2.70)	(2.41)	2.49	0.34	1.71

Total from Investment Operations	(2.59)	(2.36)	2.57	0.41	1.85

Less Distributions:

Distributions from net investment income	(0.11)	(0.05)	(0.08)	(0.07)	(0.14)

Distributions in excess of net investment income	—	—	—	(0.03)	(0.15)

Return of capital	(0.13)	—	(0.16)	—	(0.04)

Distributions from net realized capital gain	—	(1.56)	(1.16)	(0.87)	(0.31)

Total Distributions	(0.24)	(1.61)	(1.40)	(0.97)	(0.64)

Net Asset Value, End of Year	$3.06	$5.89	$9.86	$8.69	$9.25

Total Return	(45.36)%	(24.45)%	29.97%	4.58%	24.01%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,440	$6,115	$13,104	$13,156	$13,759

Ratio of expenses to average net assets	2.32%	2.35%	2.35%	2.35%	2.35%

Ratio of net investment income to average net assets	2.06%	0.56%	0.83%	0.76%	1.68%

Portfolio turnover rate	76.90%	76.07%	47.78%	41.09%	29.03%

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.83%	2.54%	2.42%	2.53%	2.54%

Ratio of net investment income to average net assets	1.55%	0.37%	0.76%	0.58%	1.48%

See footnotes on page 50.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$5.89	$9.85	$8.69	$9.25	$8.04

Income (Loss) from Investment Operations:

Net investment income	0.11	0.05	0.08	0.07	0.14

Net realized and unrealized gain (loss) on investments	(2.70)	(2.40)	2.48	0.34	1.71

Total from Investment Operations	(2.59)	(2.35)	2.56	0.41	1.85

Less Distributions:

Distributions from net investment income	(0.11)	(0.05)	(0.08)	(0.07)	(0.14)

Distributions in excess of net investment income	—	—	—	(0.03)	(0.15)

Return of capital	(0.13)	—	(0.16)	—	(0.04)

Distributions from net realized capital gain	—	(1.56)	(1.16)	(0.87)	(0.31)

Total Distributions	(0.24)	(1.61)	(1.40)	(0.97)	(0.64)

Net Asset Value, End of Year	$3.06	$5.89	$9.85	$8.69	$9.25

Total Return	(45.36)%	(24.38)%	29.84%	4.58%	24.02%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,849	$12,149	$27,518	$23,478	$31,894

Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.35%

Ratio of net investment income to average net assets	2.03%	0.56%	0.83%	0.76%	1.68%

Portfolio turnover rate	76.90%	76.07%	47.78%	41.09%	29.03%

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.86%	2.54%	2.42%	2.53%	2.54%

Ratio of net investment income to average net assets	1.52%	0.37%	0.76%	0.58%	1.48%

See footnotes on page 50.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

CLASS D
	1/1/08
	to		Year Ended December 31,
	5/16/08**		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$5.89		$9.86	$8.69	$9.25	$8.04

Income (Loss) from Investment Operations:

Net investment income	0.11		0.05	0.08	0.07	0.14

Net realized and unrealized gain (loss) on investments	0.64		(2.41)	2.49	0.34	1.71

Total from Investment Operations	0.75		(2.36)	2.57	0.41	1.85

Less Distributions:

Distributions from net investment income	(0.10)		(0.05)	(0.08)	(0.07)	(0.14)

Distributions in excess of net investment income	—		—	—	(0.03)	(0.15)

Return of capital	—		—	(0.16)	—	(0.04)

Distributions from net realized capital gain	—		(1.56)	(1.16)	(0.87)	(0.31)

Total Distributions	(0.10)		(1.61)	(1.40)	(0.97)	(0.64)

Net Asset Value, End of Period	$6.54		$5.89	$9.86	$8.69	$9.25

Total Return	12.90%		(24.43)%	29.97%	4.58%	24.01%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$5,912	$10,922	$7,345	$8,224

Ratio of expenses to average net assets	2.35	%†	2.35%	2.35%	2.35%	2.35%

Ratio of net investment income to average net assets	4.74	%†	0.56%	0.82%	0.76%	1.68%

Portfolio turnover rate	76.90	%#	76.07%	47.78%	41.09%	29.03%

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.78	%†	2.54%	2.42%	2.53%	2.54%

Ratio of net investment income to average net assets	4.31	%†	0.37%	0.75%	0.58%	1.48%

See footnotes on page 50.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

CLASS I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$5.91	$9.88	$8.70	$9.28	$8.04

Income (Loss) from Investment Operations:

Net investment income	0.16	0.15	0.12	0.16	0.15

Net realized and unrealized gain (loss) on investments	(2.70)	(2.41)	2.55	0.33	1.79

Total from Investment Operations	(2.54)	(2.26)	2.67	0.49	1.94

Less Distributions:

Distributions from net investment income	(0.16)	(0.15)	(0.12)	(0.16)	(0.15)

Distributions in excess of net investment income	—	—	—	(0.04)	(0.19)

Return of capital	(0.14)	—	(0.21)	—	(0.05)

Distributions from net realized capital gain	—	(1.56)	(1.16)	(0.87)	(0.31)

Total Distributions	(0.30)	(1.71)	(1.49)	(1.07)	(0.70)

Net Asset Value, End of Year	$3.07	$5.91	$9.88	$8.70	$9.28

Total Return	(44.64)%	(23.58)%	31.34%	5.55%	25.21%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,198	$8,009	$6,853	$865	$1,077

Ratio of expenses to average net assets	1.26%	1.25%	1.33%	1.35%	1.35%

Ratio of net investment income to average net assets	3.12%	1.67%	1.17%	1.76%	2.67%

Portfolio turnover rate	76.90%	76.07%	47.78%	41.09%	29.03%

Without expense reimbursement:øø

Ratio of expenses to average net assets				1.68%	2.05%

Ratio of net investment income to average net assets				1.43%	1.97%

See footnotes on page 50.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

CLASS R
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$5.87	$9.87	$8.69	$9.25	$8.04

Income (Loss) from Investment Operations:

Net investment income	0.13	0.09	0.10	0.11	0.18

Net realized and unrealized gain (loss) on investments	(2.68)	(2.43)	2.53	0.34	1.71

Total from Investment Operations	(2.55)	(2.34)	2.63	0.45	1.89

Less Distributions:

Distributions from net investment income	(0.13)	(0.09)	(0.10)	(0.11)	(0.18)

Distributions in excess of net investment income	—	(0.01)	—	(0.03)	(0.14)

Return of capital	(0.14)	—	(0.19)	—	(0.05)

Distributions from net realized capital gain	—	(1.56)	(1.16)	(0.87)	(0.31)

Total Distributions	(0.27)	(1.66)	(1.45)	(1.01)	(0.68)

Net Asset Value, End of Year	$3.05	$5.87	$9.87	$8.69	$9.25

Total Return	(45.01)%	(24.36)%	30.73%	5.08%	24.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,065	$3,280	$1,748	$760	$22

Ratio of expenses to average net assets	1.85%	1.85%	1.85%	1.85%	1.85%

Ratio of net investment income to average net assets	2.53%	1.06%	0.98%	1.26%	2.17%

Portfolio turnover rate	76.90%	76.07%	47.78%	41.09%	29.03%

Without expense reimbursement:øø

Ratio of expenses to average net assets	2.36%	2.04%	1.92%	2.03%	2.05%

Ratio of net investment income to average net assets	2.02%	0.87%	0.91%	1.08%	1.97%

*	Commencement of operations.
**	Date of conversion to Class C shares.
†	Annualized.
††	The ratios of expenses and net investment loss to average net assets without expense reimbursement are annualized ratios based upon only three days of operations and are not representative of what such ratios would be if the Fund had operated for a longer period of time.
ø	Less than + or − $0.005 per share.
øø	The Manager has waived all or a portion of its management fee and/or reimbursed certain expenses of the Funds for the periods presented.
#	Computed at the Fund level for the year ended December 31, 2008.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders of
Seligman LaSalle Real Estate Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman LaSalle Real Estate Fund Series, Inc., comprising Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Funds”) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman LaSalle Real Estate Fund Series, Inc. as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the respective stated periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Proxy Results

Shareholders of Seligman LaSalle Real Estate Fund Series, Inc. voted on four proposals at a Special Meeting of Shareholders held in on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

	For	Against	Abstain

Global Real Estate Fund	2,729,539.962	23,211.000	27,832.799

Monthly Dividend Real Estate Fund	4,857,095.031	247,312.198	119,050.939

Proposal 2

To consider and vote upon the proposed Subadvisory Agreement between LaSalle Investment Management (Securities), L.P. (“LaSalle US”) and RiverSource:

	For	Against	Abstain

Global Real Estate Fund	2,741,120.962	17,978.000	21,484.799

Monthly Dividend Real Estate Fund	4,891,182.385	218,941.844	113,333.939

Proposal 3

With regard to Seligman LaSalle Global Real Estate Fund, to consider and vote upon the proposed Delegation Agreement between LaSalle US and LaSalle Investment Management Securities B.V.:

For	Against	Abstain

2,737,800.962	20,436.000	22,346.799

Proposal 4

To elect ten directors to the Board:

	For	Withheld

Kathleen Blatz	9,166,256.305	361,511.624

Arne H. Carlson	9,170,877.305	356,890.624

Pamela G. Carlton	9,162,773.305	364,994.624

Patricia M. Flynn	9,170,877.305	356,890.624

Anne P. Jones	9,162,754.305	365,013.624

Jeffrey Laikind	9,170,276.305	357,491.624

Stephen R. Lewis, Jr.	9,169,341.305	358,426.624

Catherine James Paglia	9,170,877.305	356,890.624

Alison Taunton-Rigby	9,159,010.305	368,757.624

William F. Truscott	9,166,925.305	360,842.624

Required Federal Income Tax
Information (unaudited)

For the year ended December 31, 2008, the Funds designate the following percentages as qualified dividends to individual shareholders:

	Global Real	Monthly Dividend
	Estate Fund	Real Estate Fund

Class A	5.50%	3.60%

Class B	—	3.60

Class C	5.50	3.60

Class D	—	3.60

Class I	5.50	3.60

Class R	5.50	3.60

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

In the discussion below, the term “Series” refers to Seligman LaSalle Real Estate Fund Series, Inc. and the term “Fund” refers to Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund.

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Series’ management agreement with Seligman (the “Seligman Management Agreement”) in respect of each Fund, as well as the termination of each subadvisory agreement (the “Seligman Subadvisory Agreements”) between Seligman and LaSalle Investment Management (Securities), L.P. (“LaSalle U.S.”) in respect of the Funds and the delegation agreement (“Seligman Delegation Agreement”) between LaSalle U.S. and LaSalle Investment Management Securities B.V. (“LaSalle B.V.” and together with LaSalle U.S., the “Subadvisers”) in respect of Seligman LaSalle Global Real Estate Fund.

In anticipation of the termination of the Seligman Management Agreement, the Seligman Subadvisory Agreements and Seligman Delegation Agreement, at a meeting held on July 29, 2008, the directors of the Series then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”) in respect of each Fund, sub-advisory agreements (the “Proposed Subadvisory Agreements”) between RiverSource and LaSalle U.S. for each Fund and a delegation agreement (“Proposed Delegation Agreement”) between the Subadvisers in respect of Seligman LaSalle Global Real Estate Fund. At the special meeting of shareholders of the Funds held on November 3, 2008, the shareholders of each Fund approved the Proposed Advisory Agreement, the Proposed Subadvisory Agreements for each Fund, and the shareholders of Seligman LaSalle Global Real Estate Fund approved the Proposed Delegation Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to each Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise. In addition, prior to the approval of the Proposed Subadvisory Agreements and Delegation Agreement, the directors also requested and evaluated extensive materials provided by LaSalle U.S. regarding Seligman LaSalle Monthly Dividend Real Estate Fund and materials provided by the Subadvisers regarding Seligman LaSalle Global Real Estate Fund.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource, the Proposed Subadvisory Agreements between RiverSource and LaSalle U.S. and the Proposed

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

Delegation Agreement between the Subadvisers. The independent directors also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Series (and each Fund) with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Series (and each Fund), and the overall arrangements between the Series (and each Fund) and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Series (and each Fund) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The directors also determined that the selection of LaSalle U.S. to subadvise each Fund as provided in the Proposed Subadvisory Agreements, and LaSalle B.V. to subadvise Seligman LaSalle Global Real Estate Fund as provided in the Proposed Delegation Agreement, was also fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise, and, in the case of LaSalle U.S. and LaSalle B.V, their ultimate parent company, Jones Lang LaSalle Incorporated;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Series’ Chief Compliance Officer;

(iv)	that the portfolio management team for each Fund would not change as a result of the Transaction;

(v)	that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Series (and each Fund) or its shareholders;

(vi)	that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for Seligman LaSalle Monthly Dividend Real Estate Fund (such review for Seligman LaSalle Global Real Estate Fund had not been required) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

(vii)	the potential benefits to the Series (and each Fund) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Series (and each Fund); and the potential for realization of economies of scale over time since the Series (and each Fund) will be part of a much larger fund complex;

(viii)	the fact that each Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(ix)	that RiverSource, and not the Series or Funds, would bear the costs of obtaining all approvals of the Proposed Advisory, Subadvisory and Delegation Agreements;

(x)	the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers that would provide advisory and administrative services to the Series (and each Fund);

(xi)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xii)	the terms and conditions of the Proposed Subadvisory and Delegation Agreements, including that they were the same as the Seligman Subadvisory and Delegation Agreements in all material respects;

(xiii)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Series and each Fund;

(xiv)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; and

(xv)	their knowledge of the nature and quality of services provided by the Subadvisers gained from their experience as directors of each Fund and of other funds in the Seligman Group of Funds for which the Subadvisers provide services and their overall confidence in their integrity and competence gained from that experience.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory, Subadvisory and Delegation Agreements, the directors of the Series considered, among other things, the expected impact of the Transaction on the operations of the Series and each Fund, the information provided by RiverSource and the Subadvisers with respect to the nature, extent and quality of services to be provided by it, RiverSource’s and the Subadvisers’ compliance programs and compliance records, and presentations provided on the quality of RiverSource’s and the Subadvisers’ investment research capabilities and the other resources

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

they and Ameriprise have indicated that they would dedicate to performing services for the Series and each Fund.

The directors noted the professional experience and qualifications of the portfolio management team of each Fund and the senior personnel of RiverSource and the Subadvisers. The directors considered a report by, the Series’ Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Series’ Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The directors also considered RiverSource’s and the Subadvisers’ presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (provided under the Seligman Management Agreement) would be provided to the Series (and each Fund) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s roles in coordinating the activities of the Series’ (and each Fund’s) other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Series (and each Fund) to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource, the Subadvisers and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Series (and each Fund) under the Proposed Advisory Agreement, Proposed Subadvisory Agreements, Proposed Delegation Agreement and the new administrative services agreement, respectively.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Series (and each Fund) and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s and the Subadvisers’ financial condition based on information provided by them.

The directors noted that the proposed fee under the Proposed Advisory, Subadvisory and Delegation Agreements were the same as provided under the Seligman Management, Subadvisory and Delegation Agreements, respectively. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability and each Subadviser’s historical profitability from its relationship with each Fund was not excessive.

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

Fall-Out Benefits

The directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of the Funds. The directors also noted RiverSource’s representation that none of its affiliated broker-dealers was expected to provide brokerage services to the Funds. The Directors recognized that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Funds. The directors reviewed information about RiverSource’s and the Subadvisers’ practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which became an affiliate of RiverSource following the closing of the Transaction) will receive 12b-1 fees from each Fund in respect of shares held in certain accounts, and that each Fund’s distributor (which became a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from each Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of each Fund. The directors recognized that RiverSource’s and the Subadvisers’ profitability would be somewhat lower without these benefits. The directors noted that RiverSource and the Subadvisers may derive reputational and other benefits from its association with the Funds.

Investment Results

The directors received and reviewed detailed performance information on each Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The directors noted that each Fund’s current portfolio management team would continue to advise the Fund after the Transaction.

The directors reviewed performance information of each Fund. For Seligman LaSalle Global Real Estate Fund, the directors reviewed performance information for the 2007 calendar year and the first six months of the 2008 calendar year, as well as an annualized one-year rolling period ending June 30, 2008. For Seligman LaSalle Monthly Dividend Real Estate Fund, the directors reviewed performance information for the preceding four calendar years, the first six months of the 2008 calendar year, as well as annualized one- and three-year rolling periods ended June 30, 2008. For these periods the directors reviewed information comparing each Fund to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices and to a group of competitor funds selected by Seligman. The directors also reviewed information about portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Seligman LaSalle Global Real Estate Fund.  The directors reviewed information comparing the Fund to the UBS Global Real Estate Investors Index and Lipper Global Real Estate Funds Average, as well as performance relative to the other funds in the Lipper Global Real Estate Funds Average and to a group of competitor funds selected by Seligman. The directors noted that performance information for the Fund was available for the period since the

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

commencement of operations of the Fund on May 30, 2007. The Fund’s results were below its benchmarks for 2007, but were above the competitor and Lipper benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Seligman LaSalle Monthly Dividend Real Estate Fund.  The directors reviewed information showing performance of the Fund compared to the Lipper Real Estate Fund Average and the FTSE NAREIT Equity REIT Index, as well as performance relative to the other funds in the Lipper Real Estate Fund Average and to a group of competitor funds selected by Seligman. The directors noted that the Fund had substantial and positive absolute performance for each calendar year from 2004 to 2006, but that the Fund’s results lagged its benchmarks in the periods presented other than the first six months of 2008. Seligman had previously explained that the Fund’s investment objective of seeking a high level of current income differs from that of the other funds in the Lipper average, many of which have an objective of total return, and that the NAREIT Equity Index also measured total return. The directors recognized that the Lipper and NAREIT comparisons were of limited utility because of this difference. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time were satisfactory.

Management Fees and Other Expenses

The directors considered the proposed advisory fee rate to be paid by each Fund to RiverSource, which is the same as the management fee rate paid by each Fund under the Seligman Management Agreement. In addition to the materials provided by Seligman and the Subadvisers, RiverSource provided information regarding the fees for the RiverSource funds and managed accounts. With respect to Seligman LaSalle Monthly Dividend Real Estate Fund, the directors noted that the effective advisory fee rate for the RiverSource fund in the same Lipper category as each Fund was lower than the proposed advisory fee rate for such Fund, and that the RiverSource equity fund fee rates are generally subject to adjustments based on investment performance whereas the proposed fee rate for each Fund, consistent with those in the Seligman Management Agreement, do not reflect performance adjustments. There was no RiverSource fund in the same Lipper category as Seligman LaSalle Global Real Estate Fund. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

In considering the proposed advisory fee rates, the directors noted that the management fee rates under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to each Fund pursuant to a separate administrative services agreement initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

Matters Relating to the Directors’
Consideration of the Investment
Management Services and
Subadvisory Agreements

The directors also reviewed data provided by LaSalle U.S. comparing the subadvisory fee rates in the Proposed Subadvisory Agreements with the rates they earn from advising other accounts. The directors noted that the subadvisory fee rates paid under the Proposed Subadvisory Agreements are generally within the range of those paid by LaSalle U.S.’s other clients of comparable size. The directors noted that the Seligman Delegation Agreement and the Proposed Delegation Agreement provide that LaSalle U.S. and LaSalle B.V. would mutually agree on an appropriate compensation structure with respect to Seligman LaSalle Global Real Estate Fund, and further noted that this Fund was not responsible for payments thereunder.

The directors also reviewed each Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of each Fund, the directors noted that each Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”). SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Fund and its shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

Economies of Scale

The directors noted that the management fee schedules for the Funds do not have breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Funds’ breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that each Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances. The directors also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors and Officers

Shareholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s)
held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7] • Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (74)[1,2,3,5,6] • Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (54)[4,6,7] • Director: From November 7, 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (58)[1,3,6] • Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Director: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (73)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Director: December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

Catherine James Paglia (56)[2,3,4,5,6] • Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

See footnotes on page 62.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)
held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (66)[3,4,6] • Director: 2003 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Director*

William F. Truscott (48)*[6] • Director and Vice President: From November 7, 2008	President — US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

*	Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee
2 Compliance Committee
3 Contracts Committee
4 Distribution Committee
5 Executive Committee
6 Investment Review Committee
7 Joint Audit Committee

Directors and Officers

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s)
held with Fund, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017	Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

Directors and Officers

Fund Officers (continued)

Name, (Age), Position(s)
held with Fund, Address	Principal Occupation(s) During Past Five Years

Eleanor T.M. Hoagland (56)
• Chief Compliance Officer: 2004 to Date
• Money Laundering Prevention Officer and Identity Theft Prevention Officer: From November 7, 2008
• 100 Park Avenue
New York, NY 10017	Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Additional Fund Information

Fund Symbols
Global Real Estate Fund
Class A: SLDAX
Class C: SLDCX
Class R: SLDRX

Monthly Dividend Real
Estate Fund
Class A: SREAX
Class B: SREBX
Class C: SRECX
Class R: SRERX

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor
RiverSource Fund Distributors (formerly Seligman Advisors, Inc.)
100 Park Avenue
New York, NY 10017

Subadvisers
Subadviser to Global Real
Estate Fund and Monthly
Dividend Real Estate Fund:

LaSalle Investment
Management
(Securities), L.P.
100 East Pratt Street
Baltimore, MD 21202

Subadviser to Global Real
Estate Fund:

LaSalle Investment
Management
Securities B.V.
Herengracht 471
1017 BS Amsterdam,
The Netherlands

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
Deloitte & Touche llp

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by each Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Funds’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by each Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Funds’ prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman LaSalle Real Estate Fund Series, Inc. , which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money

REFS2 12/08

ITEM 2.	CODE OF ETHICS.
As of December 31, 2008, the registrant had adopted a code of ethics that applies to its principal executive and senior financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$52,630	$49,417
Audit-Related Fees	—	—
Tax Fees	5,500	2,650
All Other Fees	—	2,334
Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.
Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	17,000	9,000
All Other Fees	—	15,000
Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to amounts paid by the registrant’s investment adviser for the preparation of the registrant’s 2007 tax return and tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.
(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.
Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.
(2) No services included in (b) — (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $166,830 and $170,424, respectively.
(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
(a) Schedule I – Investments in securities of unaffiliated issuers. Included in Item 1 above.
(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer
Date: March 9, 2009

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer
Date: March 9, 2009

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.